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                            FIRST EAGLE FUNDS, INC.

                            FIRST EAGLE GLOBAL FUND
                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                             FIRST EAGLE GOLD FUND
                          FIRST EAGLE FUND OF AMERICA

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                         SUPPLEMENT DATED MARCH 1, 2004
                       TO PROSPECTUS DATED MARCH 1, 2004

Please read this Supplement carefully. It describes a number of matters relating to First Eagle Funds, Inc. (the 'Company'). Because the Special Shareholders' Meeting described below is scheduled to occur after the date of this Prospectus, this Supplement is being provided to apprise you of changes to the Prospectus that may be made in the near future.

      PROPOSED REORGANIZATION OF THE COMPANY AS A DELAWARE STATUTORY TRUST

The Company's Board of Directors has determined that it is in the best interests of the Company, each Fund and their shareholders to present to the shareholders a proposal to reorganize the Company as a Delaware statutory trust to be called the First Eagle Funds Trust. If the proposal is approved by the shareholders at their Special Shareholders' Meeting, the reorganization is expected to be completed on or about March 31, 2004. (The Company currently conducts its operations as a Maryland corporation.)

        PROPOSED CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                        (RELATES ONLY TO CERTAIN FUNDS.)
Modifications to several of the Company's 'fundamental' policies and restrictions (meaning those changeable only by a shareholder vote) will be considered at the Special Shareholders' Meeting scheduled for on or about March 31, 2004. If approved, they are contemplated to become effective immediately thereafter.

Making Loans. Currently, FIRST EAGLE GLOBAL FUND, FIRST EAGLE OVERSEAS FUND, FIRST EAGLE U.S. VALUE FUND AND FIRST EAGLE GOLD FUND may not purchase or sell loans or other direct debt instruments, including loan participations. The investment adviser believes these investments may present attractive opportunities, and shareholders are therefore being asked to permit investments in loans and other direct debt instruments for these Funds.

Investments in loans and other direct debt instruments carry risks, including:
(1) default or delayed repayment on the part of the borrower,

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(2) inadequacy of collateral securing the loan, (3) reduced liquidity when compared with investments in publicly-traded securities, (4) in the case of loan participations, risk of insolvency by the lending bank or other financial intermediary, and (5) no regulation under the federal securities laws and, therefore, less legal protections in the event of fraud or misrepresentation when compared with protections available to holders of securities.

Commodities and Commodity Contracts. Currently, GLOBAL FUND and U.S. VALUE FUND may not purchase or sell precious metals such as gold or silver (which are considered 'commodities' under the federal commodities laws) or commodities contracts and options on such contracts. The investment adviser believes these investments may present attractive opportunities, and shareholders are therefore being asked to permit the Global Fund and the U.S. Value Fund to engage in direct precious metals investing (and to purchase and sell related commodities contracts and options on such contracts).

Investing in precious metals directly carries risks similar to those of investing in precious metal finance and operating companies, which are already described in the Company's Prospectus (under the heading 'Gold Risks -- Global Fund, Overseas Fund and Gold Fund'). There are also other risks, including
(1) additional custody and transaction (i.e., brokerage) costs, (2) the absence of dividends or other current payments, (3) potentially negative tax consequences that require monitoring income derived from precious metals, and
(4) in the case of futures contracts and similar 'derivative' instruments, special volatility and default risks.

Certificates of Deposit and Similar Instruments. If shareholders reclassify this investment restriction of the GLOBAL FUND and U.S. VALUE FUND as non-fundamental (as proposed), the Board of Directors would be able to modify it from time to time, with notice to shareholders of any change (but without incurring the significant expense of holding a special shareholders' meeting). No such modification is currently proposed or anticipated.

     PROPOSED RECLASSIFICATION OF FIRST EAGLE GOLD FUND AS NON-DIVERSIFIED

                    (RELATES ONLY TO FIRST EAGLE GOLD FUND.)

The GOLD FUND is currently classified as a 'diversified' investment company under the Investment Company Act of 1940 (the '1940 Act'). This means that with respect to 75% of its total assets, the Fund is limited in its investment in any one issuer (other than government securities or securities of other investment companies) to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to this requirement, and shareholders will be asked to consider reclassification of the Fund as 'non-diversified' for these purposes at the Special Shareholders' Meeting scheduled for on or about March 31, 2004. If approved, the change is contemplated to become

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effective immediately thereafter. (By law, the diversified status of the Fund may be changed only with shareholder approval.)

Changing market conditions and other considerations affecting the precious metals industry, especially ongoing consolidation among leading gold mining companies, have made it more difficult for the Fund to comply with these diversification standards. As mining companies deemed attractive under the rigorous fundamental value analysis applied by the Fund merge with each other, fewer companies are available for consideration by the Fund's managers. As a result, investments in individual companies tend to be larger. Changing the Fund's classification to that of a non-diversified company should increase the flexibility of the managers to consider such larger investments on the merits of the relevant companies and without regard to meeting the specific diversification standards of the 1940 Act.

The proposed reclassification would permit the Fund to invest its assets in fewer issuers than permissible now, which may result in increased volatility of returns. This volatility may also be increased by the Fund's practice of concentrating its assets in a particular industry. Specifically, the precious metals industry may be particularly vulnerable to market cycles and can be significantly affected by, among other things, increased competition, depletion of natural resources, changes in search and extraction techniques, and changes of government regulation.

The proposed reclassification would not, however, affect the Fund's intention to continue to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'). In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

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The information contained in this Supplement modifies the Company's Prospectus dated March 1, 2004. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled 'Investment Objectives and Principal Investment Strategies', 'Related Investment Strategies' and 'Principal Investment Risks'.

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